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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): April 2, 2002

                       INTERNATIONAL TOTAL SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)

    Ohio                         0-23073                       34-1264201
(State or Other         (Commission File Number)           (I.R.S. Employer
Jurisdiction of                                           Identification No.)
 Incorporation)
                        ---------------------------------

                                  Crown Centre
                         5005 Rockside Road, Suite 1200
                            Independence, Ohio 44131
                    (Address of Principal Executive Offices)
                                   (Zip Code)
                        ---------------------------------

                                  216-642-4522
              (Registrant's Telephone Number, Including Area Code)


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Item 5.      Other Events

             On April 2, 2002, International Total Services, Inc. issued the press release attached to this Current Report on Form 8-K as
             Exhibit 99.1.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

             Item 7(c).  Exhibits.

             99.1 Press release issued by International Total Services, Inc. on April 2, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INTERNATIONAL TOTAL SERVICES, INC.


Dated:   April 2, 2002              By:   /s/ Michael F. Sosh
                                         --------------------------------------
                                         Michael F. Sosh
                                         Executive Vice President, Treasurer
                                         and Chief Financial Officer

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